Filed pursuant to 497(e)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Special Equity Fund

Supplement dated August 13, 2018 to the Prospectus and Statement of Additional Information,

each dated May 1, 2018

The following information supplements and supersedes any information to the contrary relating to AMG Managers Special Equity Fund (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective immediately, Brian M. Greenberg no longer serves as a portfolio manager for the portion of the Fund managed by Federated MDTA LLC (“MDT Advisers”) and Damien Zhang, CFA, is designated as a portfolio manager for the portion of the Fund managed by MDT Advisers. Mr. Zhang, Research Manager at MDT Advisers, joined the MDT Adviser’s Investment Team in 2009. As Research Manager, he is responsible for ongoing evaluation and enhancement of the investment model, including software code design and development. Mr. Zhang received his A.B., Summa Cum Laude in Economics from Princeton University. Daniel J. Mahr, CFA, is the lead portfolio manager primarily responsible for the day-to-day management of the portion of the Fund managed by MDT Advisers. Mr. Mahr is assisted by Frederick L. Konopka, CFA, John Paul Lewicke and Mr. Zhang, each of whom also serves as a portfolio manager for the Fund. Accordingly, all references in the Prospectus and SAI to Mr. Greenberg are hereby deleted and all references to the portfolio managers of the portion of the Fund managed by MDT Advisers shall refer to Messrs. Mahr, Konopka, Lewicke and Zhang.

In addition, effective immediately, the Prospectus is hereby revised as follows:

The section under “Summary of the Funds – AMG Managers Special Equity Fund” titled “Portfolio Management – Portfolio Managers – MDT Advisers” on page 5 is hereby deleted and replaced with the following:

MDT Advisers

Daniel Mahr, CFA, Managing Director, Research, MDT Advisers;

Lead Portfolio Manager of the Fund since 09/08.

Frederick L. Konopka, CFA, Portfolio and Trading Manager, MDT Advisers;

Portfolio Manager of the Fund since 09/08.

John Paul Lewicke, Research Manager, MDT Advisers;

Portfolio Manager of the Fund since 09/14.

Damien Zhang, CFA, Research Manager, MDT Advisers;

Portfolio Manager of the Fund since 08/18.

In addition, effective immediately, the SAI is hereby revised as follows:

In the section “Management of the Funds – Portfolio Managers of the Funds – AMG Managers Special Equity Fund – Federated MDTA LLC (“MDT Advisers”) – Other Accounts Managed by the Portfolio Manager(s)” on page 85, the information pertaining to Mr. Greenberg is hereby deleted and replaced with the following information pertaining to Mr. Zhang, which is as of July 31, 2018:

Portfolio Manager: Damien Zhang, CFA

Type of Account	Number of Accounts Managed		Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None		$0	None	$0
Other Pooled Investment Vehicles	None		$0	None	$0
Other Accounts	227	[1]	$1,746.4	2	$116.7

[1]

This figure includes the number of beneficial accounts underlying any dual-contract relationship pursuant to MDT Advisers’ policy concerning the treatment of separately managed (wrap) accounts for purposes of this disclosure requirement.

The section “Management of the Funds – Portfolio Managers of the Funds – AMG Managers Special Equity Fund – Federated MDTA LLC (“MDT Advisers”) – Portfolio Manager Compensation” on page 86 is hereby deleted and replaced with the following:

Portfolio Manager Compensation

Portfolio managers are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive is intended to be competitive in the market for this portfolio manager role.

IPP is calculated based on certain other accounts managed by the portfolio manager. IPP is measured on a rolling one, three and/or five calendar year pre-tax gross total return basis versus the designated benchmark and versus the other accounts designated peer group of comparable accounts. Performance periods are adjusted, for example, if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.

Portfolio managers are also the portfolio managers for other accounts. Such other accounts may have different benchmarks and performance measures. For purposes of calculating the annual incentive amount, each account managed by the portfolio manager is currently categorized into multiple designated sub-groups, which may be further broken down by Strategies (which may be adjusted periodically). The number of sub-groups currently reflected is eight which currently have nine different strategies (which may be adjusted periodically). The annual incentive amount is based on the composite investment performance of each Strategy, which is measured against the Strategy’s designated benchmark and a designated peer group of comparable accounts. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.

Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

In addition, each of Messrs. Mahr and Zhang was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated’s senior management.

In the section “Management of the Funds – Portfolio Managers of the Funds – AMG Managers Special Equity Fund – Federated MDTA LLC (“MDT Advisers”) – Portfolio Managers’ Ownership of Fund Shares” on page 87, the information pertaining to Mr. Greenberg is hereby deleted and replaced with the following information pertaining to Mr. Zhang with respect to the Fund, which is as of July 31, 2018:

Mr. Zhang: None

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE